Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of NICE-Systems Ltd. (the "Company") for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Zeev Bregman, President and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2012

By:	/s/ Zeev Bregman
Zeev Bregman
President and Chief Executive Officer